SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13
or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

First BanCorp.

(Exact name of registrant as specified in this charter)

Puerto Rico	001-14793	66-0561882

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1519 Ponce De León Avenue, San Juan, Puerto Rico	00908-0146

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 729-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On March 31, 2005, First BanCorp. (the “Company”) issued a press release in which it announced the closing of its acquisition, in an all-cash consideration merger transaction, of Ponce General Corporation, a Delaware corporation, and its subsidiaries, UniBank, a federal savings and loan association, and Ponce Realty Corporation, a Delaware corporation with real estate holdings in Florida. The Company’s press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (C)     Exhibits.

     The following exhibit is being filed herewith:

     99.1     Press release dated March 31, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

FIRST BANCORP
	By:	/s/ Annie Astor-Carbonell
Annie Astor-Carbonell
Date: March 31, 2005		Senior Executive Vice President and Chief Financial Officer